Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Ares Entities (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of EXCO Resources, Inc., a Texas corporation, and that this agreement may be included as an exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 9, 2007.

Dated: April 9, 2007	ARES CORPORATE OPPORTUNITIES FUND, L.P.

	By:	ACOF Operating Manager, L.P.
	Its:	Manager

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ARES CORPORATE OPPORTUNITIES FUND II, L.P.

	By:	ACOF Operating Manager II, L.P.
	Its:	Manager

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ACOF MANAGEMENT, L.P.

	By:	ACOF Operating Manager, L.P.
	Its:	General Partner

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ACOF MANAGEMENT II, L.P.

	By:	ACOF Operating Manager II, L.P.
	Its:	General Partner

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ACOF OPERATING MANAGER, L.P.

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ACOF OPERATING MANAGER II, L.P.

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ARES MANAGEMENT LLC

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ARES MANAGEMENT, INC.

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

Dated: April 9, 2007	ARES PARTNERS MANAGEMENT COMPANY, LLC

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory